EXHIBIT 99.1

News Release

National Penn Bancshares, Inc. Reports First Quarter
2010 Earnings

National Penn Bancshares returns to profitability
•	Net income available to common shareholders of $0.02 per share
•	Core net income of $0.03 per share

Core fundamentals remain strong
•	Net interest margin expands to 3.44% from 3.29% in the fourth quarter
•	Disciplined expense control

Asset quality metrics improve
•	Declining non-performing loans
•	Increased loan loss reserve
•	Improved coverage of non-performing loans to 128%

Capital ratios enhanced
•	Second quarter dividend declared of $0.01 per share

BOYERTOWN, PA., April 23, 2010 -- National Penn Bancshares, Inc. (Nasdaq: NPBC) reported net income of $1.9 million or $0.02 per diluted common share for the first quarter 2010, after payment of dividends on preferred stock compared to net income available to common shareholders of $1.7 million or $0.02 per diluted share for the quarter ended March 31, 2009 and a loss of $2.25 per diluted share for the quarter ended December 31, 2009. Fundamentals improved and led to core net income of $0.03 per diluted share, as the Company continues to improve pricing and control expenses in order to mitigate the negative impact the economy has had on the region.

“We have executed on our goals of enhancing our capital ratios in a shareholder friendly manner while improving our profitability profile” commented Scott Fainor, President and CEO of National Penn. “Although economic conditions may continue to impact asset quality, our level of non-performing assets and net charge-offs has been relatively stable over the last several quarters, and our credit metrics continued to improve.”

The provision for loan losses declined to $32.5 million in the quarter compared to $47.0 million in the fourth quarter of 2009. The allowance for loan and lease losses was increased to $153.9 million at March 31, 2010 from $146.3 million at December 31, 2009, improving the coverage at March 31, 2010 to 128% of non-performing loans compared to 116% at December 31, 2009, and the ratio of the allowance to loans increased to 2.60% from 2.43%. Non-performing assets decreased $7.2 million to $122.8 million at March 31, 2010 compared to $130.0 million at December 31, 2009 despite an additional $6.7 million related to loans restructured upon the commencement of a voluntary mortgage loan modification program.

The underlying fundamentals improved as the net interest margin expanded to 3.44% from 3.29% in the fourth quarter of 2009 and operating expenses declined. Disciplined deposit pricing led to the expansion of net interest margin and a reduction to the balance of higher-cost certificates of deposit. The average balance of certificates of deposit declined by $208 million during the quarter to $2.5 billion at March 31, 2010. Loans to new and existing customers were approximately $180 million, however average loans declined during the quarter by $152 million which is reflective of current economic conditions. During this challenging economic environment, National Penn has continued to develop and implement strategies to improve profitability while effectively and efficiently allocating capital.

Operating expenses remained a focus and were well controlled in the quarter declining to $57.7 million from $62.1 million in the fourth quarter of 2009, exclusive of the goodwill impairment charge in the previous quarter. National Penn elected to freeze future benefits on its defined benefit pension plan in addition to the continuation of other expense control initiatives. Non-interest income declined from the continued impact of the soft economic environment and the timing of the recognition of fee-based income. Total non-interest income declined to $22.6 million for the quarter ended March 31, 2010 compared to $26.2 million in the previous quarter. The decline in non-interest income was primarily due to an increase in the value of the Company’s subordinated debentures accounted for at fair value which resulted in a loss of $7.3 million during the first quarter of 2010 compared to a gain of $3.7 million during the fourth quarter of 2009. Also, during the first quarter, the Company recorded a gain of $4.1 million as a result of the previously reported curtailment of its pension plan.

National Penn’s Board of Directors approved a second quarter cash dividend of $0.01 per share, payable on May 17, 2010 to shareholders of record on May 8, 2010, consistent with the $0.01 per share paid in the previous quarter.

Mr. Fainor commented “National Penn’s balance sheet remains strong with capital levels exceeding all regulatory requirements; a further increase in the loan loss reserve, which compares very favorably with banks of our size; and enhanced capital ratios in the quarter. The first quarter provides a strong basis from which to build shareholder value.”

Media Contact:                     Catharine S. Bower, Corporate Communications
(610) 369-6618 or catharine.bower@nationalpenn.com

Investor Contact:                 Michelle H. Debkowski, Investor Relations
(610) 369-6461 or michelle.debkowski@nationalpenn.com

__________
# # #

About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc., with $9.2 billion in assets, is the fourth largest bank holding company based in Pennsylvania. Headquartered in Boyertown, National Penn operates 127 offices. It has 124 community banking offices in Pennsylvania and one office in Maryland through National Penn Bank and its HomeTowne Heritage Bank, KNBT and Nittany Bank divisions. National Penn also has two offices in Delaware through its wholly-owned subsidiary Christiana Bank & Trust Company.

National Penn’s financial services affiliates consist of National Penn Wealth Management, N.A., including its National Penn Investors Trust Company division; National Penn Capital Advisors, Inc.;  Institutional Advisors LLC; National Penn Insurance Services Group, Inc., including its Higgins Insurance division; and Caruso Benefits Group, Inc.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”. Please visit our Web site at www.nationalpennbancshares.com to see our regularly posted material information.

Statement Regarding Non-GAAP Financial Measures:

This release contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”).  National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance.  One such measure, annualized return on average tangible common equity, excludes the average balance of acquisition-related goodwill and intangible assets and the average balance of preferred equity in determining average tangible shareholders’ equity. One additional measure, tangible book value, also excludes from total equity goodwill, intangible assets and preferred stock. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders’ equity when assessing the capital adequacy of a financial institution. Another such measure, core net income (or core earnings), excludes the effects of non-cash, after-tax unrealized gains and losses.  Management believes the presentation of these financial measures excluding the impact of the specified items provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.  In the case of annualized return on average tangible equity, it provides a method to assess management’s success in utilizing the company’s tangible capital. In the case of tangible book value, it provides a method to assess the level of tangible net assets on a per share basis. In the case of core net income (or core earnings), it provides a method to assess earnings performance, which excludes discretionary and/or infrequently occurring items.  This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Cautionary Statement Regarding Forward-Looking Information:

This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” ”could,” “plan,’’ “goal,” “potential,” “pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: increased capital requirements and other requirements or actions mandated by National Penn’s regulators, National Penn’s inability to meet the requirements of the memorandum of understanding or the individual minimum capital ratio requirements issued by its primary regulator, National Penn’s inability to successfully implement its “self-improvement plan”, National Penn’s ability to raise capital and maintain capital levels, variations in interest rates, continued deterioration in the credit quality of certain loans, the effect of credit risk exposure, declines in the value of National Penn’s assets and the effect of any resulting impairment charges, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate, competition from other financial institutions, interruptions or breaches of National Penn’s security systems, and the development and maintenance of National Penn’s information technology. These risks and others are described in greater detail in National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Financial Update for National Penn Bancshares (NPBC) for 3/31/2010
Exchange Listing Nasdaq "NPBC"

Financial Highlights
Unaudited, numbers in thousands except share and per share data
	As of
	March 31,	December 31,	% Change
SUMMARY BALANCE SHEET
Total assets	$9,171,761	$9,483,910	-3.29%
Investment securites and other securities	2,244,053	2,180,541	2.91%
Total loans and leases	5,915,219	6,024,500	-1.81%
Deposits	6,411,364	6,738,852	-4.86%
Borrowings	1,649,442	1,633,433	0.98%
Shareholders' equity	1,070,788	1,069,468	0.12%
Book value per common share	$7.32	$7.33	-0.10%

	Three Months Ended March 31,
	2010	2009	% Change
EARNINGS
Total interest income	$98,837	$105,962	-6.72%
Total interest expense	31,578	47,321	-33.27%
Net interest income	67,259	58,641	14.70%
Provision for loan and lease losses	32,500	17,525	85.45%
Net interest income after provision
for loan and lease losses	34,759	41,116	-15.46%
Net (losses) gains from fair value changes	(7,261)	(1,898)	282.67%
Other non-interest income	29,835	17,101	74.47%
Non-interest expense	57,657	56,693	1.70%
(Loss) income before income taxes	(324)	(374)	-13.42%
Income tax benefit	(4,250)	(4,173)	1.85%
Net income	3,926	3,799	3.36%
Preferred dividends and accretion of preferred discount	(2,005)	(2,054)	-2.38%
Net income available to common shareholders	$1,921	$1,745	10.10%

PERFORMANCE RATIOS
Net interest margin	3.44%	3.11%
Return on average assets	0.17%	0.16%
Return on average total shareholders' equity	1.48%	1.31%
Return on average tangible common equity (1)	2.59%	3.51%

PER SHARE
Basic earnings available to common shareholders	$0.02	$0.02
Diluted earnings available to common shareholders	0.02	0.02
Dividends per common share	0.01	0.17
Average shares - basic	125,875,061	81,497,806
Average shares - diluted	126,039,112	81,891,272

(1) Reconciliation Tables for Non-GAAP Financial Measures

Return on average tangible common equity
Return on average shareholders' equity	1.48%	1.31%
Effect of preferred equity	0.24%	0.18%
Effect of goodwill and intangibles	0.87%	2.02%
Return on average tangible common equity	2.59%	3.51%
Average tangible equity:
Average shareholders' equity	$1,075,052	$1,176,494
Average preferred equity	(147,990)	(144,611)
Average goodwill and intangibles	(311,784)	(592,816)
Average total tangible common equity	$615,278	$439,067

Core net income reconciliation
Net Income available to common shareholders	$1,921	$1,745
After tax gain on pension plan curtailment	(2,643)	-
After tax unrealized fair market value (gain) loss on
NPB Capital Trust II Preferred Securities	4,720	1,234
Securities losses / OTTI		6,545
Core net income available to common shareholders	$3,998	$9,524

Earnings per share	$0.02	$0.02
Net Income available to common shareholders	-	-
After tax gain on pension plan suspension	(0.02)	-
After tax unrealized fair market value (gain) loss on
NPB Capital Trust II Preferred Securities	0.03	0.02
Securities losses / OTTI		0.08
Core net income available to common shareholders	$0.03	$0.12

Financial Update for National Penn Bancshares (NPBC) for3/31/2010

Unaudited, numbers in thousands except share and per share data	As of
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
BALANCE SHEET - ASSETS
Cash and due from banks	$103,666	$106,722	$110,521	$103,043	$89,982
Interest-earning deposits with banks	239,757	496,535	289,670	245,328	299,042
Total cash and cash equivalents	343,423	603,257	400,191	348,371	389,024

Investment securities available for sale, at fair value	1,569,062	1,499,667	1,557,072	1,425,204	1,552,402
Investment securities held to maturity	591,315	601,923	612,214	653,184	299,645
Other securities	83,676	78,951	78,951	78,951	61,991
Loans and leases held for sale	6,561	18,028	9,279	23,326	17,806

Loans and leases	5,908,658	6,006,472	6,190,405	6,283,523	6,347,246
Allowance for loan and lease losses	(153,850)	(146,271)	(125,490)	(98,313)	(86,273)
Loans and leases, net	5,754,808	5,860,201	6,064,915	6,185,210	6,260,973

Premises and equipment, net	111,564	112,744	113,712	114,635	116,885
Premises held for sale	812	812	812	812	812
Accrued interest receivable	37,175	36,565	38,544	35,995	36,587
Bank owned life insurance	198,392	198,131	197,132	196,001	194,883
Other real estate owned and other repossessed assets	2,386	4,208	826	1,359	1,862
Goodwill	281,718	281,623	555,789	555,964	556,031
Other intangible assets, net	29,130	30,943	32,854	33,654	35,557
Unconsolidated investments under the equity method	12,842	12,821	11,718	13,279	12,966
Other assets	148,897	144,036	66,301	91,968	95,618
TOTAL ASSETS	$9,171,761	$9,483,910	$9,740,310	$9,757,913	$9,633,042

BALANCE SHEET - LIABILITIES
Non-interest bearing deposits	$800,467	$753,650	$718,459	$741,598	$730,814
Interest bearing deposits	5,610,897	5,985,202	6,080,203	6,070,056	5,929,420
Total deposits	6,411,364	6,738,852	6,798,662	6,811,654	6,660,234

Securities sold under repurchase agreements and federal funds purchased	758,828	737,323	628,711	673,409	645,942
Short-term borrowings	7,165	6,900	7,200	10,000	7,863
Federal Home Loan Bank advances	743,781	756,803	778,906	842,169	930,879
Subordinated debentures	139,668	132,407	136,076	129,827	129,877
Accrued interest payable and other liabilities	40,167	42,157	30,649	74,231	82,145
TOTAL LIABILITIES	8,100,973	8,414,442	8,380,204	8,541,290	8,456,940

BALANCE SHEET - SHAREHOLDERS' EQUITY
Preferred stock	148,050	147,920	144,738	144,517	144,297
Common stock	1,226,481	1,225,635	1,227,032	1,072,921	1,019,548
Retained (deficit) earnings	(301,459)	(302,120)	(16,908)	52,143	65,765
Accumulated other comprehensive income/(loss)	(2,284)	(1,967)	5,244	(52,958)	(53,508)
TOTAL SHAREHOLDERS' EQUITY	1,070,788	1,069,468	1,360,106	1,216,623	1,176,102

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$9,171,761	$9,483,910	$9,740,310	$9,757,913	$9,633,042

COMMON SHARE AND PER SHARE DATA
Book Value	$7.32	$7.33	$9.67	$11.23	$12.43
Tangible Book Value (2)	$4.86	$4.84	$4.99	$5.05	$5.30
Dividends	$0.01	$0.01	$0.05	$0.05	$0.17
Shares Oustanding (end of period, net of treasury)	126,004,409	125,713,668	125,658,738	95,507,091	83,005,701

(2) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Total shareholders' equity	1,070,788	1,069,468	1,360,106	1,216,623	1,176,102
Total preferred shareholders' equity	(148,050)	(147,920)	(144,738)	(144,517)	(144,297)
Goodwill and intangibles	(310,848)	(312,566)	(588,643)	(589,618)	(591,588)
Tangible common equity	611,890	608,982	626,725	482,488	440,217
Common shares outstanding	126,004,409	125,713,668	125,658,738	95,507,091	83,005,701
Tangible book value per share	$4.86	$4.84	$4.99	$5.05	$5.30

Financial Update for National Penn Bancshares (NPBC) for 3/31/2010

Unaudited, numbers in thousands except share and per share data	For the Quarter Ended
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
INTEREST INCOME
Loans and leases, including fees	$78,654	$82,927	$84,218	$84,674	$84,968
Investment securities
Taxable	11,098	11,871	11,896	11,696	11,614
Tax-exempt	8,838	8,946	9,105	9,251	9,347
Federal funds sold and deposits in banks	247	204	166	227	33
Total interest income	98,837	103,948	105,385	105,848	105,962
INTEREST EXPENSE
Deposits	18,281	22,844	26,069	30,358	31,664
Securities sold under repurchase agreements and federal funds purchased	2,874	3,049	2,965	3,037	3,615
Short-term borrowings	-	-	-	-	-
Long-term borrowings	10,423	10,610	11,008	11,373	12,042
Total interest expense	31,578	36,503	40,042	44,768	47,321
Net interest income	67,259	67,445	65,343	61,080	58,641
Provision for loan and lease losses	32,500	47,000	52,000	37,500	17,525
Net interest income after provision for loan and lease losses	34,759	20,445	13,343	23,580	41,116
NON-INTEREST INCOME
Wealth management income	7,101	7,406	7,670	7,232	6,615
Service charges on deposit accounts	5,341	6,141	6,247	6,071	5,800
Insurance commissions and fees	3,771	3,970	3,771	4,016	3,957
Cash management and electronic banking fees	4,158	4,237	4,041	3,995	3,648
Mortgage banking income	1,153	1,337	1,884	2,834	2,420
Bank owned life insurance income	1,983	1,441	1,131	1,275	1,072
Equity in undistributed net earnings of unconsolidated investments	163	1,706	(525)	314	1,091
Gain on pension plan curtailment	4,066	-	-	-	-
Other operating income	2,733	(1,783)	3,315	2,659	2,567
Net (losses) gains from fair value changes	(7,261)	3,669	(6,249)	51	(1,898)
Net gains (losses) on sales of investment securities	-	290	(863)	-	(2,284)
Impairment losses on investment securities:
Impairment losses on investment securities	(634)	(2,166)	(84,704)	(14,347)	(26,595)
Non credit-related losses on securities not expected to be sold recognized
in other comprehensive loss before tax	-	-	-	7,211	18,810
Net impairment losses on investment securities	(634)	(2,166)	(84,704)	(7,136)	(7,785)
Total non-interest income	22,574	26,248	(64,282)	21,311	15,203
NON-INTEREST EXPENSE
Salaries, wages and employee benefits	29,429	30,864	30,505	32,249	32,017
Net premises and equipment	7,998	7,962	8,104	7,335	8,598
Advertising and marketing expenses	1,609	2,442	1,246	1,893	1,855
Fraud loss (recovery)	-	-	(4,028)	-	-
Goodwill impairment	-	275,000	-	-	-
FDIC Insurance	4,097	3,910	2,602	6,536	1,867
Other operating expenses	14,524	16,941	13,723	14,639	12,356
Total non-interest expense	57,657	337,119	52,152	62,652	56,693
(Loss) income before income taxes	(324)	(290,426)	(103,091)	(17,761)	(374)
Income tax (benefit) expense	(4,250)	(9,227)	(40,000)	(10,213)	(4,173)
NET INCOME (LOSS)	3,926	(281,199)	(63,091)	(7,548)	3,799
Preferred dividends and accretion of preferred discount	(2,005)	(2,095)	(2,096)	(2,095)	(2,054)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$1,921	$(283,294)	$(65,187)	$(9,643)	$1,745

PER SHARE OF COMMON STOCK
Basic (loss) earnings available to common shareholders	$0.02	$(2.25)	$(0.65)	$(0.11)	$0.02
Diluted (loss) earnings available to common shareholders	$0.02	$(2.25)	$(0.65)	$(0.11)	$0.02
Average Shares Basic	125,875,061	125,697,822	100,064,355	87,415,723	81,497,806
Average Shares Diluted	126,039,112	125,697,822	100,064,355	87,415,723	81,891,272

SUPPLEMENTAL DATA (annualized, average)
Return on Assets	0.17%	-11.41%	-2.57%	-0.31%	0.16%
Return on Total Equity	1.48%	-82.16%	-20.01%	-2.52%	1.31%
Return on Common Equity	1.72%	-91.98%	-22.63%	-2.87%	1.49%
Return on Tangible Equity (1)	2.59%	-177.49%	-48.40%	-6.52%	3.51%

Financial Update for National Penn Bancshares (NPBC) for 3/31/2010

Unaudited, numbers in thousands except share and per share data
	As of and For the Quarter Ended
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
CHARGEOFFS
Loan Chargeoffs	$27,482	$28,524	$29,202	$27,759	$16,044
Recoveries on Loans	(2,561)	(2,305)	(4,379)	(2,299)	(786)
Net Loan Chargeoffs	$24,921	$26,219	$24,823	$25,460	$15,258
Net Loan Chargeoffs to Average Loans (annualized)	1.69%	1.69%	1.57%	1.60%	0.97%

NET CHARGE OFF ASSETS-DETAIL
Commercial, Financial and Agricultural	$(2,162)	$(11,529)	$(11,819)	$(14,791)	$(6,597)
Real Estate-Permanent	(359)	(8,522)	(2,485)	(3,029)	6
Real Estate-Construction	(18,427)	(3,493)	(7,835)	(5,038)	(1,234)
Leases	(98)	(38)	19	(274)	(88)
Residential Mortgages	(2,700)	(1,089)	(860)	(978)	(565)
Consumer	(1,086)	(1,322)	(1,688)	(1,235)	(6,633)
Overdraft	(89)	(226)	(155)	(115)	(147)
Net Loans Charged-off	$(24,921)	$(26,219)	$(24,823)	$(25,460)	$(15,258)

	As of
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
ASSET QUALITY AND OTHER DATA
Nonaccrual Loans	$111,064	$122,516	$116,418	$119,615	$59,871
Restructured Loans	6,653	576	589	603	614
Loans 90+ Days Past Due & Still Accruing	2,651	2,694	3,113	2,763	2,659
Total Non-performing Loans	$120,368	$125,786	$120,120	$122,981	$63,144
Other Real Estate Owned & Repossessed Assets	2,386	4,208	826	1,359	1,862
Total Non-performing Assets	$122,754	$129,994	$120,946	$124,340	$65,006
Allowance for Loan and Lease Losses	$153,850	$146,271	$125,490	$98,313	$86,273
Allowance for Loan and Lease Losses/Non-Performing Loans	127.8%	116.3%	104.5%	79.9%	136.6%
Allowance for Loan and Lease Losses/Non-Performing Assets	125.3%	112.5%	103.8%	79.1%	132.7%
Provision/Charge-Offs, net	130.4%	179.3%	209.5%	147.3%	114.9%
Classified Loans	$532,048	$501,485	$483,163	$375,842	$263,332
Classified Loans/Total Loans	8.99%	8.32%	7.79%	5.96%	4.14%
Delinquent Loans	$31,891	$28,158	$33,998	$29,723	$31,201
Delinquent Loans/Total Loans	0.54%	0.47%	0.55%	0.47%	0.49%

NON PERFORMING ASSETS-DETAIL
Commercial, Financial and Agricultural	$38,455	$40,618	$42,226	$38,416	$26,479
Real Estate-Permanent	14,823	19,277	15,255	10,332	2,327
Real Estate-Construction	40,622	46,832	43,497	56,567	18,357
Leases	580	396	461	445	789
Residential Mortgages	18,368	12,800	8,934	7,543	6,155
Consumer	6,691	6,842	6,796	7,624	7,402
Loans Past Due 90+Days	2,651	2,694	3,113	2,763	2,659
Total Other Repossessed Assets	564	535	664	650	838
Total Non-performing Assets + Loans 90 Days Past Due	$122,754	$129,994	$120,946	$124,340	$65,006

	As of
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
CAPITAL DATA
Tier 1 Capital	$811,391	$809,218	$827,685	$809,600	$764,426
Tier 1 Leverage Ratio	9.08%	8.88%	9.00%	8.80%	8.62%
Tier 1 Ratio (%)	12.90%	12.66%	12.46%	11.31%	10.44%
Total Capital	$890,933	$889,966	$911,234	$899,239	$854,019
Total Capital Ratio (%)	14.17%	13.92%	13.72%	12.56%	11.61%
Total Risk-Weighted Assets	$6,288,993	$6,394,468	$6,642,041	$7,160,809	$7,324,455

Financial Update for National Penn Bancshares (NPBC) for 3/31/2010

Unaudited, numbers in thousands except share and per share data
	As of
PERIOD END BALANCES:	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009

Earning Assets / Liabilities
Loan Breakdown: (Regulatory)
Commercial/Industrial	$972,132	$985,357	$1,098,501	$1,139,020	$1,182,486
Commercial Real Estate (3)	1,852,838	1,833,069	1,787,829	1,845,085	1,840,278
Residential Mortgage	1,398,640	1,430,027	1,443,030	1,481,807	1,515,548
Real Estate Construction and Land Development	463,833	534,315	637,231	626,816	617,853
Home Equity	800,394	806,556	804,415	800,122	800,304
Consumer	251,611	252,028	254,909	244,048	235,228
Other Loans	175,771	183,148	173,769	169,951	173,355
Total Loans	5,915,219	6,024,500	6,199,684	6,306,849	6,365,052
Allowance for Loan and Lease Losses/Total Loans and Leases	2.60%	2.43%	2.02%	1.56%	1.36%
Investment Securities and Other Securities	2,244,053	2,180,541	2,248,237	2,157,339	1,914,038
Other Earning Assets	239,757	496,535	289,670	245,328	299,645
Total Earning Assets (net of loan loss reserve)	$8,245,178	$8,555,305	$8,612,101	$8,611,203	$8,492,462
(3) Includes owner occupied

Loan Breakdown: (Internal)
Commercial Real Estate
Non Owner Occupied
- Permanent	$865,003	$831,127	$836,718	$846,291	$782,840
- Construction / Development	365,641	406,331	443,775	481,965	494,224
Commercial & Industrial
Business Purpose, Real Estate secured	1,024,362	1,052,096	1,046,236	1,041,668	1,112,769
Business Purpose, not secured by Real Estate	1,075,058	1,091,578	1,202,023	1,240,604	1,292,103
Owner Occupied Commercial Real Estate
- Permanent	570,659	589,455	595,849	609,192	582,611
- Construction / Development	42,122	52,710	53,976	58,453	46,036
Leasing	15,942	17,304	18,351	18,442	19,205
Residential Mortgage (personal purpose)
Permanent	822,373	833,721	839,459	868,149	891,142
Construction	10,486	12,275	14,037	14,305	17,583
Retail
Home Equity Loans and Direct Installment loans	466,611	487,793	510,178	531,757	565,284
Home Equity Lines of Credit	303,246	297,652	280,813	262,521	239,794
Private Banking Credit Lines	167,954	171,582	172,113	166,542	157,734
Indirect Vehicle loans	138,536	141,829	144,158	138,017	130,279
Other	47,226	39,047	41,998	28,944	33,448
Total Loans	$5,915,219	$6,024,500	$6,199,684	$6,306,849	$6,365,052

Deposit Breakdown:
Savings	$433,669	$414,886	$395,965	$393,163	$382,705
NOW Accounts	1,114,539	1,284,143	1,221,170	1,127,352	967,221
Money Market Accounts	1,724,852	1,675,369	1,700,338	1,666,807	1,719,492
CDs $100k or less	1,565,238	1,607,147	1,630,528	1,709,667	1,730,061
CDs greater than $100k	772,599	1,003,657	1,132,202	1,173,067	1,129,941
Total Interest Bearing Deposits	5,610,897	5,985,202	6,080,203	6,070,056	5,929,420
Borrowings	1,649,442	1,633,433	1,550,893	1,655,405	1,714,561
Total Interest Bearing Liabilities	$7,260,339	$7,618,635	$7,631,096	$7,725,461	$7,643,981

Financial Update for National Penn Bancshares (NPBC) for 3/31/2010

Unaudited, numbers in thousands	Quarterly, as of
except share and per share data	3/31/2010		12/31/2009		9/30/2009		6/30/2009		3/31/2009
	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield

Total Loans (net of unearned)	$5,985,554	5.39%	$6,137,362	5.42%	$6,280,351	5.38%	$6,365,343	5.39%	$6,366,859	5.47%
Investment Securities	2,184,886	4.56%	2,244,878	4.51%	2,167,261	4.72%	1,972,633	5.24%	1,946,768	5.39%
Interest Earning Deposits and
Fed Funds Sold	411,100	0.24%	410,679	0.22%	243,596	0.25%	400,828	0.21%	92,227	0.14%

Total Earning Assets	8,581,540	4.93%	8,792,919	4.94%	8,691,208	5.07%	8,738,804	5.12%	8,405,854	5.39%
Total Earning Assets (net of loan
loss reserve)	8,420,661	5.02%	8,661,393	5.02%	8,582,628	5.13%	8,645,644	5.17%	8,316,706	5.45%
Total Assets	9,337,334	4.53%	9,775,612	4.45%	9,724,872	4.53%	9,790,331	4.57%	9,461,229	4.79%

Savings	421,503	0.33%	405,132	0.33%	396,626	0.28%	387,596	0.27%	370,302	0.35%
NOW Accounts	1,170,886	0.43%	1,212,744	0.56%	1,162,730	0.58%	1,110,985	0.82%	973,386	0.83%
Money Market Accounts	1,710,084	0.97%	1,704,247	1.11%	1,695,479	1.10%	1,708,680	1.25%	1,672,706	1.63%
CDs	2,522,020	2.03%	2,730,493	2.34%	2,822,447	2.72%	2,935,996	3.08%	2,722,419	3.37%

Total Interest Bearing Deposits	5,824,493	1.27%	6,052,616	1.50%	6,077,282	1.70%	6,143,257	1.98%	5,738,813	2.24%

Non-Interest Bearing Deposits	767,398		741,254		737,745		736,155		709,490
Total Deposits	6,591,891	1.12%	6,793,870	1.34%	6,815,027	1.52%	6,879,412	1.77%	6,448,303	1.99%

Short-Term Borrowings	749,114	1.56%	694,000	1.74%	644,753	1.83%	634,077	1.92%	670,436	2.19%
Long-Term Borrowings	885,293	4.77%	904,083	4.66%	946,017	4.62%	995,619	4.58%	1,072,044	4.56%
Total Interest Bearing Liabilities
(including non-interest bearing deposits)	8,226,298	1.56%	8,391,953	1.73%	8,405,797	1.89%	8,509,108	2.11%	8,190,783	2.34%
Total Interest Bearing Liabilities	7,458,900	1.72%	7,650,699	1.89%	7,668,052	2.07%	7,772,953	2.31%	7,481,293	2.57%

Net Yield on Earning Assets (net of loan
loss reserve): (Margin)		3.50%		3.34%		3.28%		3.10%		3.14%
Net Yield on Earning Assets: (Margin)		3.44%		3.29%		3.24%		3.06%		3.11%

Pro Forma - Net Yield on Earning Assets
(net of loan loss reserve): (Margin)
prior to reclass of Federal Reserve
Bank balances to Interest Bearing
Deposits		N/A		3.48%		3.35%		3.22%		3.16%
Pro Forma - Net Yield on Earning Assets:
(Margin) prior to reclass of Federal
Reserve Bank balances to Interest
Bearing Deposits		N/A		3.43%		3.31%		3.19%		3.13%

STATES OF OPERATION AND BANKING
OFFICES BY STATE
(LATEST AVAILABLE DATA)

Number of Full Service Banking Offices
(Domestic and in the U.S. Territories)

PA
Total Number of Banking Offices	124		124		124		124		124
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	1		1		1		1		1
Total Number of ATMs	133		133		136		138		138

MD
Total Number of Banking Offices	1		1		1		1		1
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	-		-		-		-		-
Total Number of ATMs	1		1		1		1		1

DE
Total Number of Banking Offices	2		2		2		2		2
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	1		1		1		1		1
Total Number of ATMs	2		2		2		2		2

TOTAL
Total Number of Banking Offices	127		127		127		127		127
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	2		2		2		2		2
Total Number of ATMs	136		136		139		141		141

EOP Employees (Full Time Equivalent)	1,753		1,756		1,779		1,825		1,785

Wealth Assets:
Assets under administration	9,229,435		8,989,419		8,471,813		8,133,044		7,851,843
Assets under management	2,285,178		2,199,946		2,549,386		2,426,525		2,280,512
(included above)